Capital Trust securities	9 Months Ended
Jul. 31, 2019
Text block [abstract]
Capital Trust securities

Note 9.    Capital Trust securities

On June 30, 2019, CIBC Capital Trust, a trust wholly owned by CIBC, redeemed all $1.3 billion of its 9.976% CIBC Tier 1 Notes – Series A due June 30, 2108. In accordance with their terms, the CIBC Tier 1 Notes – Series A were redeemed at 100% of their principal amount, together with accrued and unpaid interest thereon.

CIBC Capital Trust is not consolidated by CIBC and the senior deposit notes issued by CIBC to CIBC Capital Trust are reported as Deposits – Business and government on the interim consolidated balance sheet. As a result of the redemption of the CIBC Tier 1 Notes – Series A by CIBC Capital Trust, CIBC redeemed the corresponding senior deposit notes issued by CIBC to CIBC Capital Trust on June 30, 2019.